Exhibit 99.2 Third Quarter 2019 Earnings Results Presentation October 15, 2019 Exhibit 99.2 Third Quarter 2019 Earnings Results Presentation October 15, 2019

Results Snapshot Net Revenues Net Earnings EPS $4.79 3Q 3Q $1.88 billion 3Q $8.32 billion $16.32 3Q YTD 3Q YTD $6.55 billion 3Q YTD $26.59 billion 1 1 3Q19 Book Value Annualized ROTE Annualized ROE $218.82 BVPS 9.5% 9.0% 3Q 3Q 1 $205.59 TBVPS 11.0% 10.4% 3Q YTD 3Q YTD Highlights 2 #1 in Announced and Completed M&A Record quarterly management and other fees 2 3,4 #1 in Equity and equity-related offerings Record AUS Record NII in Debt I&L Successful launch of Apple Card 1 Results Snapshot Net Revenues Net Earnings EPS $4.79 3Q 3Q $1.88 billion 3Q $8.32 billion $16.32 3Q YTD 3Q YTD $6.55 billion 3Q YTD $26.59 billion 1 1 3Q19 Book Value Annualized ROTE Annualized ROE $218.82 BVPS 9.5% 9.0% 3Q 3Q 1 $205.59 TBVPS 11.0% 10.4% 3Q YTD 3Q YTD Highlights 2 #1 in Announced and Completed M&A Record quarterly management and other fees 2 3,4 #1 in Equity and equity-related offerings Record AUS Record NII in Debt I&L Successful launch of Apple Card 1

Macro Perspectives

Constructive Fundamentals

Continued positive global growth		
2020 GS Research Estimated GDP Growth:	U.S. +2.1%	Global +3.5%
Supportive sentiment and fundamentals		
Strong Consumer Sentiment	Low Global Inflation	Low U.S. Unemployment

Macro Factors

- U.S. – China Trade Concerns
- Brexit Deadline
- Idiosyncratic Events (Argentina & Oil Shock)
- Accommodative Central Banks

Mixed Backdrop in 3Q19

Increased Volatility

Average VIX **+43%** in August vs. July

Inverted Yield Curve

First inversion of U.S. 2-yr vs. 10-yr yield curve since 2007

Continued U.S. Central Bank Support

Two 25bp interest rate cuts in the quarter

Market Recovery

S&P 500 and MSCI World recovered in September from August declines

2

Financial Overview

Financial Results

$ in millions, except per share amounts	3Q19	vs. 2Q19	vs. 3Q18	3Q19 YTD	vs. 3Q18 YTD
Investment Banking	$ 1,687	-9%	-15%	$ 5,360	-8%
Institutional Client Services	3,287	-5%	6%	10,368	-6%
Investing & Lending	1,681	-34%	-17%	6,048	-5%
Investment Management	1,668	5%	-2%	4,815	-9%
Net revenues	$ 8,323	-12%	-6%	$ 26,591	-7%
Provision for credit losses	291	36%	67%	729	61%
Operating expenses	5,616	-8%	1%	17,600	-4%
Pre-tax earnings	2,416	-23%	-22%	8,262	-15%
Provision for taxes	539	-24%	-3%	1,713	-8%
Net earnings	1,877	-22%	-26%	6,549	-17%
Net earnings to common	$ 1,793	-18%	-27%	$ 6,173	-18%
Diluted EPS	$ 4.79	-18%	-24%	$ 16.32	-15%
ROE[1]	9.0%	-2.1pp	-4.1pp	10.4%	-3.3pp
ROTE[1]	9.5%	-2.2pp	-4.3pp	11.0%	-3.6pp

3Q19 YTD Net Revenue Mix by Segment


Investment Management 18%
Investment Banking 20%
(Financial Advisory 9%)
(Underwriting 11%)
(Equity securities 12%)
(FICC 18%)
Investing & Lending 23%
(Debt securities and loans 11%)
(Equities 21%)
Institutional Client Services 39%

3

Investment Banking

Financial Results

$ in millions	3Q19	vs. 2Q19	vs. 3Q18	3Q19 YTD	vs. 3Q18 YTD
Financial Advisory	$ 716	-8%	-22%	$ 2,379	3%
Equity underwriting	385	-20%	-11%	1,138	-15%
Debt underwriting	586	-3%	-7%	1,843	-15%
Total Underwriting	971	-11%	-9%	2,981	-15%
Investment Banking	$ 1,687	-9%	-15%	$ 5,360	-8%

Key Investment Banking Highlights

- Financial Advisory 3Q19 net revenues significantly lower YoY, reflecting a decrease in completed M&A transactions
- Underwriting 3Q19 net revenues lower YoY due to a significant decline in industry-wide IPOs and a decrease in industry-wide leveraged finance transactions; lower QoQ on lower equity underwriting, primarily from IPOs
- Overall backlog[3] increased QoQ, reflecting higher advisory and debt underwriting backlog

Investment Banking Net Revenues ($ in millions)



$1,793
$2,045
$1,980
$2,044
$1,810
$1,863
$1,687
$797
$752
$632
$528
$652
$605
$586
$410
$489
$432
$315
$271
$482
$385
$586
$804
$916
$1,201
$887
$776
$716
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Financial Advisory
Equity underwriting
Debt underwriting

Year-to-date Worldwide League Table Rankings[2]

- #1 Announced M&A
- #1 Completed M&A
- #1 Equity & equity-related
- #1 Common stock offerings
- #1 Initial public offerings
- #2 High-yield debt

4

Institutional Client Services – FICC

Financial Results

$ in millions	3Q19	vs. 2Q19	vs. 3Q18	3Q19 YTD	vs. 3Q18 YTD
FICC	**$ 1,410**	-4%	8%	**$ 4,718**	-7%
Equities	1,877	-6%	5%	5,650	-6%
ICS	$ 3,287	-5%	6%	$ 10,368	-6%

Key FICC Highlights

- 3Q19 net revenues increased YoY, reflecting higher net revenues in commodities, credit products, mortgages and interest rate products, partially offset by lower net revenues in currencies
  - Our businesses broadly improved, reflecting the strength of our client-centric model and diversification of our global business
- 3Q19 net revenues were slightly lower QoQ, but reflected solid client activity during the quarter
- Continue to invest to serve our clients electronically, automate workflows and improve straight-through processing

FICC Net Revenues ($ in millions)



$2,074
$1,679
$1,307
$822
$1,839
$1,469
$1,410
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19

3Q19 YTD FICC Net Revenue Mix[3]



Financing ~10%
Market Intermediation ~90%

5

Institutional Client Services – Equities

Financial Results

$ in millions	3Q19	vs. 2Q19	vs. 3Q18	3Q19 YTD	vs. 3Q18 YTD
FICC	$ 1,410	-4%	8%	$ 4,718	-7%
Equities client execution	681	-12%	-%	2,135	-12%
Commissions and fees	728	-6%	8%	2,219	-2%
Securities services	468	2%	7%	1,296	-1%
Equities	1,877	-6%	5%	5,650	-6%
ICS	$ 3,287	-5%	6%	$ 10,368	-6%

Key Equities Highlights

- 3Q19 net revenues were higher YoY:
  - Commissions and fees were higher, reflecting increased client activity
  - Net revenues in securities services were higher, reflecting improved spreads
  - Net revenues in equities client execution were unchanged, reflecting significantly higher net revenues in cash products, offset by significantly lower net revenues in derivatives
- 3Q19 net revenues decreased QoQ, reflecting significantly lower net revenues in derivatives within equities client execution

Equities Net Revenues ($ in millions)



$2,311
$432
$817
$1,062
$1,891
$437
$763
$691
$1,794
$439
$674
$681
$1,604
$402
$801
$401
$1,766
$370
$714
$682
$2,007
$458
$777
$772
$1,877
$468
$728
$681
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Equities client execution
Commissions and fees
Securities services

3Q19 YTD Equities Net Revenue Mix[3]



Financing ~40%
Market Intermediation ~60%

6

Investing & Lending – Equity Securities

Financial Results

$ in millions	3Q19	vs. 2Q19	vs. 3Q18	3Q19 YTD	vs. 3Q18 YTD
Equity securities	$ 662	-57%	-40%	$ 3,050	-12%
Debt securities and loans	1,019	3%	10%	2,998	4%
Investing & Lending	$ 1,681	-34%	-17%	$ 6,048	-5%

Equity I&L Net Revenues ($ in millions)



$1,069
30%
70%
$1,281
40%
60%
$1,111
41%
59%
$994
52%
48%
$847
41%
59%
$1,541
27%
73%
$662
88%
12%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Corporate
Real Estate

Key Equity I&L Highlights

- 3Q19 net revenues were significantly lower QoQ and YoY, reflecting significantly lower net gains from investments in private equities as well as net losses from investments in public equities
  - — 3Q19 net losses of $267 million from investments in public equities, primarily from investments in Uber, Avantor and Tradeweb
- Our global equity portfolio has a total carrying value of $22 billion
- In addition, our consolidated investment entities[5] have a carrying value of $16 billion, funded with liabilities of approximately $9 billion, substantially all of which were nonrecourse

Equity I&L Asset Mix[4,6]

$ in billions	3Q19
Corporate	$ 18
Real estate	4
Total	**$ 22**

$ in billions	3Q19
Public equity	$ 2
Private equity	20
Total	**$ 22**

Vintage



2016 – Present 37%
2012 or Earlier 32%
2013 – 2015 31%

Geographic



Asia 32%
Americas 52%
EMEA 16%

7

Investing & Lending – Debt Securities and Loans

Financial Results

$ in millions	3Q19	vs. 2Q19	vs. 3Q18	3Q19 YTD	vs. 3Q18 YTD
Equity securities	$ 662	-57%	-40%	$ 3,050	-12%
Debt securities and loans	**1,019**	3%	10%	**2,998**	4%
Investing & Lending	$ 1,681	-34%	-17%	$ 6,048	-5%

Debt I&L Asset Mix[4,6]

$ in billions	3Q19	2Q19
Corporate loans	$ 41	$ 43
PWM loans	18	17
Real estate loans	18	17
Consumer loans	6	5
Other loans	4	3
Allowance for loan losses	(1)	(1)
Loans receivable	86	84
Loans, at fair value	14	14
Total loans	100	98
Debt securities	14	13
Other	6	9
Total	$ 120	$ 120

Key Debt I&L Highlights

- Record net interest income in 3Q19 of $891 million (~$3.6 billion annual pace)
- As of 3Q19, ~84% of total loans were secured
  - Annualized net charge-off rate of 0.5% for 3Q19

Debt I&L Net Revenues ($ in millions)



$1,062
$897
$924
$912
$990
$989
$1,019
~$550
~$625
~$700
~$800
$835
$872
$891
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Net interest income
Other net revenues

8

Investment Management

Financial Results

$ in millions	3Q19	vs. 2Q19	vs. 3Q18	3Q19 YTD	vs. 3Q18 YTD
Management and other fees	$ 1,457	4%	5%	$ 4,184	3%
Incentive fees	45	2%	-70%	147	-78%
Transaction revenues	166	8%	-5%	484	-15%
Investment Management	**$ 1,668**	5%	-2%	**$ 4,815**	-9%

Assets Under Supervision[3,4]

$ in billions	3Q19	2Q19	3Q18	vs. 2Q19	vs. 3Q18
Long-term AUS	$ 1,358	$ 1,273	$ 1,192	7%	14%
Liquidity products	404	387	358	4%	13%
Total AUS	**$ 1,762**	$ 1,660	$ 1,550	6%	14%

Long-Term AUS Net Flows[3,4,7,8] ($ in billions)



$13
$8
$13
$3
$20
$17
$69
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19

Key Investment Management Highlights

- 3Q19 net revenues increased QoQ, driven by management and other fees, primarily reflecting the impact of the acquisition of United Capital; decreased slightly YoY on significantly lower incentive fees
- AUS[3,4] increased $102 billion in 3Q19 to a record $1.76 trillion
  - Net inflows of $86 billion
    - Includes $58 billion[7] from acquisitions of S&P's Investment Advisory Services and United Capital
    - Organic liquidity products net inflows of $16 billion
    - Organic long-term AUS net inflows of $12 billion, primarily in alternative investment and fixed income assets
  - Net market appreciation of $16 billion
- Over the past five years, total cumulative organic long-term AUS net inflows of ~$195 billion

3Q19 AUS Mix[3,4]



Asset Class
10%
Alternative investments
22%
Equity
23%
Liquidity products
45%
Fixed income
Distribution Channel
30%
High-net-worth individuals
31%
Third-party distributed
39%
Institutional
Region
9%
Asia
15%
EMEA
76%
Americas
Vehicle
10%
Private funds and other
31%
Public funds
59%
Separate accounts

9

Expenses

Goldman Sachs

Financial Results

$ in millions	3Q19	vs. 2Q19	vs. 3Q18	3Q19 YTD	vs. 3Q18 YTD
Compensation and benefits	$ 2,731	-18%	-10%	$ 9,307	-11%
Brokerage, clearing, exchange and distribution fees	853	4%	19%	2,438	3%
Market development	169	-9%	1%	539	1%
Communications and technology	283	-2%	13%	859	13%
Depreciation and amortization	473	19%	49%	1,240	30%
Occupancy	252	8%	24%	711	20%
Professional fees	350	16%	13%	950	6%
Other expenses	505	-11%	-14%	1,556	-10%
Operating expenses	**$ 5,616**	-8%	1%	**$ 17,600**	-4%
Provision for taxes	$ 539	-24%	-3%	$ 1,713	-8%
Efficiency Ratio[3]	**67.5%**	2.8pp	4.4pp	**66.2%**	2.0pp

Key Expense Highlights

- 3Q19YTD total operating expenses decreased YoY, reflecting:
  - — Lower compensation and benefits expenses
  - — Partially offset by higher non-compensation expenses, which included:
    - Higher expenses related to consolidated investments and technology (primarily reflected in depreciation and amortization, occupancy, communications and technology, and other expenses)
    - Higher expenses related to the firm's credit card activities (primarily reflected in professional fees and other expenses)
    - Partially offset by lower net provisions for litigation and regulatory proceedings
- YTD efficiency ratio[3] higher YoY, reflecting lower net revenues, partially offset by a decrease in operating expenses
- 3Q19YTD effective income tax rate of 20.7%, up from 20.1% for 2Q19YTD, primarily due to a decrease in the impact of permanent tax benefits in the first nine months of 2019 compared with the first half of 2019
  - — 2019 effective tax rate expected to be ~22%

10

Capital

Financial Metrics[3,4]

$ in billions	3Q19	2Q19
Common equity tier 1 (CET1) capital	**$ 75.7**	$ 75.6
Standardized RWAs	**$ 557**	$ 548
Standardized CET1 capital ratio	**13.6%**	13.8%
Basel III Advanced RWAs	**$ 566**	$ 559
Basel III Advanced CET1 capital ratio	**13.4%**	13.5%
Supplementary leverage ratio	**6.2%**	6.4%

In millions, except per share amounts	3Q19	2Q19
Basic shares[3]	**369.3**	372.2
Book value per common share	**$ 218.82**	$ 214.10
Tangible book value per common share[1]	**$ 205.59**	$ 203.05

Key Capital Highlights

- CET1 capital ratios decreased QoQ
  - — Increase in Standardized RWAs reflects higher credit RWAs
  - — Increase in Basel III Advanced RWAs reflects higher credit RWAs, partially offset by lower operational RWAs
- Returned $1.14 billion of capital during the quarter
  - — Repurchased 3.1 million shares of common stock, for a total cost of $673 million
  - — Paid $466 million in common stock dividends, reflecting a dividend of $1.25 per common share
- Record low basic shares[3] of 369.3 million
- Book value per common share increased ~11% YoY to $218.82

11

Balance Sheet & Liquidity

Balance Sheet Allocation[4,6]

$ in billions	3Q19	2Q19
GCLA, segregated assets and other	$ 298	$ 293
Secured client financing	134	132
Institutional Client Services	398	344
Investing & Lending	142	142
Other assets	35	34
Total assets	$ 1,007	$ 945

Balance Sheet Assets[4]

$ in billions	3Q19	2Q19
Cash and cash equivalents	$ 94	$ 91
Collateralized agreements	279	276
Receivables	169	168
Financial instruments owned	425	371
Other assets	40	39
Total assets	$ 1,007	$ 945

Key Balance Sheet & Liquidity Highlights

- The firm's balance sheet increased by $62 billion QoQ, reflecting client demand, notably in Repo and Equities
- Maintained highly liquid balance sheet and robust liquidity metrics
  - — GCLA[3] averaged $238 billion[4] for 3Q19
- Deposits increased more than $30 billion YoY to $183 billion, with consumer deposits of $55 billion now representing the firm's largest source of deposit funding
- Continue to expect benchmark maturities to significantly outpace benchmark issuance in 2019

Sources of Funding[4] ($ in billions)



$610
$625
$638
$684
$139
$124
$47
$218
$82
$158
$112
$41
$224
$90
$151
$129
$42
$229
$87
$183
$140
$52
$217
$92
2017
2018
3Q18
3Q19
Shareholders' Equity
Unsecured LT Debt
Unsecured ST Debt
Secured Funding
Deposits

12

Cautionary Note on Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these statements. For information about some of the risks and important factors that could affect the firm’s future results and financial condition and the forward-looking statements below, see “Risk Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2018. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) the firm’s planned 2019 benchmark issuances, (ii) the firm’s expected 2019 effective income tax rate, (iii) estimated GDP growth, (iv) the timing and profitability of business initiatives, (v) the level of future compensation expense as a percentage of operating expenses, and (vi) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding the firm’s planned 2019 benchmark issuances are subject to the risk that actual issuances may differ, possibly materially, due to changes in market conditions, business opportunities or the firm’s funding needs. Statements about the firm's expected 2019 effective income tax rate are subject to the risk that the firm's 2019 effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm's earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate and potential future guidance from the U.S. IRS. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the timing and benefits of business initiatives are based on the firm’s current expectations regarding our ability to implement these initiatives and may change, possibly materially, from what is currently expected. Statements about the level of compensation expense, including as a percentage of operating expenses, as the firm's platform business initiatives reach scale are subject to the risks that the compensation costs to operate the firm's businesses, including platform initiatives, may be greater than currently expected. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or not completed at all and associated net revenues may not be realized or may be materially less than those currently expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 13 Cautionary Note on Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these statements. For information about some of the risks and important factors that could affect the firm’s future results and financial condition and the forward-looking statements below, see “Risk Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2018. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) the firm’s planned 2019 benchmark issuances, (ii) the firm’s expected 2019 effective income tax rate, (iii) estimated GDP growth, (iv) the timing and profitability of business initiatives, (v) the level of future compensation expense as a percentage of operating expenses, and (vi) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding the firm’s planned 2019 benchmark issuances are subject to the risk that actual issuances may differ, possibly materially, due to changes in market conditions, business opportunities or the firm’s funding needs. Statements about the firm's expected 2019 effective income tax rate are subject to the risk that the firm's 2019 effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm's earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate and potential future guidance from the U.S. IRS. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the timing and benefits of business initiatives are based on the firm’s current expectations regarding our ability to implement these initiatives and may change, possibly materially, from what is currently expected. Statements about the level of compensation expense, including as a percentage of operating expenses, as the firm's platform business initiatives reach scale are subject to the risks that the compensation costs to operate the firm's businesses, including platform initiatives, may be greater than currently expected. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or not completed at all and associated net revenues may not be realized or may be materially less than those currently expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 13

Footnotes

1. Annualized return on average common shareholders' equity (ROE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Annualized return on average tangible common shareholders' equity (ROTE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible book value per common share (TBVPS) is calculated by dividing tangible common shareholders' equity by basic shares. Management believes that tangible common shareholders' equity and TBVPS are meaningful because they are measures that the firm and investors use to assess capital adequacy and that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Tangible common shareholders' equity, ROTE and TBVPS are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies.

   The table below presents average and ending equity, and a reconciliation of average and ending common shareholders' equity to average and ending tangible common shareholders' equity:

	AVERAGE FOR THE		AS OF	
Unaudited, $ in millions	THREE MONTHS ENDED SEPTEMBER 30, 2019	NINE MONTHS ENDED SEPTEMBER 30, 2019	SEPTEMBER 30, 2019	JUNE 30, 2019
Total shareholders' equity	$ 91,054	$ 90,265	$ 92,012	$ 90,892
Preferred stock	(11,203)	(11,203)	(11,203)	(11,203)
Common shareholders' equity	79,851	79,062	80,809	79,689
Goodwill and identifiable intangible assets	(4,704)	(4,347)	(4,886)	(4,114)
Tangible common shareholders' equity	$ 75,147	$ 74,715	$ 75,923	$ 75,575

2. Dealogic – January 1, 2019 through September 30, 2019.

3. For information about the following items, see the referenced sections in Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the firm's Quarterly Report on Form 10-Q for the period ended June 30, 2019: (i) investment banking transaction backlog – see "Results of Operations – Investment Banking" (ii) financing net revenues in FICC and Equities – see "Results of Operations – Institutional Client Services" (iii) assets under supervision – see "Results of Operations – Investment Management" (iv) efficiency ratio – see "Results of Operations – Operating Expenses" (v) basic shares – see "Balance Sheet and Funding Sources – Balance Sheet Analysis and Metrics" (vi) share repurchase program – see "Equity Capital Management and Regulatory Capital – Equity Capital Management" and (vii) global core liquid assets – see "Risk Management – Liquidity Risk Management."

   For information about risk-based capital ratios and supplementary leverage ratio, see Note 20 "Regulation and Capital Adequacy" in Part I, Item 1 "Financial Statements" in the firm's Quarterly Report on Form 10-Q for the period ended June 30, 2019.

4. Represents a preliminary estimate for the third quarter of 2019 and may be revised in the firm's Quarterly Report on Form 10-Q for the period ended September 30, 2019.

5. Includes consolidated investment entities reported in "Other assets" in the consolidated statements of financial condition, substantially all of which related to entities engaged in real estate investment activities. These assets are generally accounted for at historical cost less depreciation.

14

Footnotes

6. In addition to preparing the firm's consolidated statements of financial condition in accordance with U.S. GAAP, the firm prepares a balance sheet that generally allocates assets to the firm's businesses, which is a non-GAAP presentation and may not be comparable to similar non-GAAP presentations used by other companies. The firm believes that presenting the firm's assets on this basis is meaningful because it is consistent with the way management views and manages risks associated with the firm's assets and better enables investors to assess the liquidity of the firm's assets. For further information about the firm's balance sheet allocation, see "Balance Sheet and Funding Sources – Balance Sheet Allocation" in Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the firm's Quarterly Report on Form 10-Q for the period ended June 30, 2019.

The table below presents the reconciliations of the balance sheet allocation to the firm's businesses to the firm's U.S. GAAP balance sheet:

Unaudited, $ in billions	GCLA, segregated assets and other	Secured client financing	Institutional Client Services	Investing & Lending	Other assets	Total
As of September 30, 2019						
Cash and cash equivalents	$ 94	$ –	$ –	$ –	$ –	$ 94
Collateralized agreements	113	103	63	–	–	279
Receivables	–	31	46	92	–	169
Financial instruments owned	86	–	289	50	–	425
Other assets	5	–	–	–	35	40
Total assets	$ 298	$ 134	$ 398	$ 142	$ 35	**$ 1,007**
As of June 30, 2019						
Cash and cash equivalents	$ 91	$ –	$ –	$ –	$ –	$ 91
Collateralized agreements	120	96	60	–	–	276
Receivables	–	36	39	93	–	168
Financial instruments owned	77	–	245	49	–	371
Other assets	5	–	–	–	34	39
Total assets	$ 293	$ 132	$ 344	$ 142	$ 34	**$ 945**

7. 3Q19 includes $58 billion of inflows in assets under supervision (substantially all in equity and fixed income assets) in connection with the acquisitions of Standard & Poor's Investment Advisory Services and United Capital Financial Partners, Inc.

8. 2Q19 includes $13 billion of inflows in assets under supervision (substantially all in equity and fixed income assets) in connection with the acquisition of Rocaton Investment Advisors.

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